POWER OF ATTORNEY

         I, the undersigned Trustee of Pioneer International Equity Fund (the "Fund"), hereby constitute and appoint John F. Cogan, Jr., Dorothy E. Bourassa, John Carey and Vincent Nave, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly, to sign for me, in my name and the capacities indicated below: (i) the Fund's Registration Statement on Form N-14, and any and all amendments thereto, with respect to the proposed reorganization of Pioneer International Core Equity Fund into the Fund, and (ii) any and all other documents and papers relating to such reorganizations, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Fund to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

         IN WITNESS WHEREOF, I have hereunder set my hand on this 9th day of January, 2007.


/s/ David R. Bock                     /s/ Thomas J. Perna
-----------------                     -------------------
David R. Bock                         Thomas J. Perna


/s/ Mary K. Bush                      /s/ Marguerite A. Piret
----------------                      -----------------------
Mary K. Bush                          Marguerite A. Piret


/s/ John F. Cogan, Jr.                /s/ Stephen K. West
----------------------                -------------------
John F. Cogan, Jr.                    Stephen K. West



/s/ Margaret B.W. Graham              /s/ John Winthrop
------------------------              -----------------
Margaret B.W. Graham                  John Winthrop

                                POWER OF ATTORNEY

         I, the undersigned Trustee of Pioneer International Equity Fund (the "Fund"), hereby constitute and appoint John F. Cogan, Jr., Dorothy E. Bourassa, and Vincent Nave, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name as Trustee, the following: (i) the Fund's Registration Statement on Form N-14, and any and all amendments thereto, with respect to the proposed reorganization of Pioneer International Core Equity Fund into the Fund, and (ii) any and all other documents and papers relating to such reorganizations, and generally to do all such things in my name and on behalf of me as Trustee to enable the Fund to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.


         IN WITNESS WHEREOF, I have hereunder set my hand as of the 6th day of March, 2007.


/s/ Daniel K. Kingsbury
-----------------------
Daniel K. Kingsbury